DODIE KENT
                                                      Vice President and Counsel
                                                                  (212) 314-3970
                                                                   Fax: 707-1791
[AXA EQUITABLE -- MEMBER OF THE GLOBAL AXA GROUP LOGO]

                                                      September 1, 2005

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re: Separate Account 49 of AXA Equitable Life Insurance Company (the "Account") (Registration Nos. 333-05593 and 811-07659; 333-31131 and
          811-07659; 333-64749 and 811-07659; and 333-79379 and 811-07659;
          333-96177 and 811-07659; 333-60730 and 811-07659) (Accumulator,
          Accumulator Select, Accumulator Plus, Accumulator Express, Accumulator Advisor, and Accumulator Elite, respectively)

Commissioners:

     AXA Equitable, on behalf of Registrant, has sent to contract owners the annual reports, for the period ended June 30, 2005, for the following underlying mutual funds ("Funds") in which Registrant invests:

  o  AXA Premier VIP Trust
     Underlying funds: AXA Aggressive Allocation; AXA Conservative Allocation; AXA Conservative-Plus Allocation; AXA Moderate Allocation; AXA Moderate-Plus Allocation; AXA Premier VIP Aggressive Equity; AXA Premier VIP Core Bond; AXA Premier VIP Health Care; AXA Premier VIP High Yield; AXA Premier VIP International Equity; AXA Premier VIP Large Cap Core Equity; AXA Premier VIP Large Cap Growth; AXA Premier VIP Large Cap Value; AXA Premier VIP Small/Mid Cap Growth; AXA Premier VIP Small/Mid Cap Value; AXA Premier VIP Technology

  o  EQ Advisors Trust
     Underlying funds: EQ/Alliance Common Stock; EQ/Alliance Growth and Income; EQ/Alliance Intermediate Government Securities;EQ/Alliance International; EQ/Alliance Large Cap Growth; EQ/Alliance Quality Bond; EQ/Alliance Small Cap Growth; EQ/Bernstein Diversified value; EQ/Calvert Socially Responsible; EQ/Capital Guardian Growth; EQ/Capital Guardian International; EQ/Capital Guardian Research; EQ/Capital Guardian U.S. Equity; EQ/Van Kampen Emerging Markets Equity; EQ/Equity 500 Index; EQ/Evergreen Omega; EQ/FI Mid Cap; EQ/FI Small/Mid Cap Value; EQ/J.P. Morgan Core Bond; EQ/JP Morgan Value Opportunities; EQ/Janus Large Cap Growth; EQ/Lazard Small Cap Value; EQ/Marsico Focus; EQ/Mercury Basic Value Equity; EQ/Mercury International Value; EQ/MFS Emerging Growth Companies; EQ/MFS Investors Trust; EQ/Money Market; EQ/Small Company Index; EQ/Wells Fargo Montgomery Small Cap; EQ/Caywood-Scholl High Yield Bond; EQ/Long Term Bond; EQ/PIMCO Real Return; EQ/Short Duration Bond; EQ/Bear Stearns Small Company Growth; EQ/Boston Advisors Equity Income; EQ/Lord Abbett Growth and Income; EQ/Lord Abbett Large Cap Core; EQ/Lord Abbett Mid Cap Value; EQ/Mergers and Acquisitions; EQ/Montag & Caldwell Growth; EQ/Small Company Value; EQ/TCW Equity; EQ/UBS Growth and Income; EQ/Van Kampen Comstock; EQ/Van Kampen Mid Cap Growth; EQ/International Growth

  o  Laudus Variable Insurance Trust
     Underlying fund:  Laudus Rosenberg VIT Value Long/Short Equity

  o  The Universal Institutional Funds, Inc.
     Underlying fund:  U.S. Real Estate

     Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

     AXA Equitable understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

     Please direct any question or comment regarding the enclosed to the undersigned at (212) 314-3970.




                                                     Very truly yours,

                                                     /s/ Dodie Kent
                                                     ------------------
                                                     Dodie Kent


                      AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104